SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 January 8, 2008

                              GULF RESOURCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                    000-20936                    13-3637458
      --------                    ---------                    ----------
      State of                    Commission                   IRS Employer
      Incorporation               File Number                  I.D. Number

        CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
        -----------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (310)-470-2886

                               Shennan Zhong Road
                                 PO Box 031-114
                             Shenzhen, China 518000
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 8, 2008, Shouguang City Haoyuan Chemical Company Limited, a wholly owned subsidiary of Gulf Resources, Inc ("SCHC"), in accordance with an Asset Purchase Agreement with Xiaodong Yang ("Yang"), a citizen of the People's Republic of China, acquired all right, title and interest in and to all assets used by Yang in a bromine business in the Wei Fang City Hanting area. The assets acquired include a mineral lease covering approximately 2,641 acres, together with the buildings, equipment and inventory used in Yang's operations, a facility which has an annual estimated bromine production capacity of 4,700 tons. SCHC is not assuming and shall not be liable for any and all debts, obligations and liabilities of Yang, including without limitation, liabilities relating to the Purchased Assets and the Leased Property.

In consideration for the assets, SCHC paid to Yang the sum of $3,716,999 at Closing, and will pay an additional $6,005,556 within 5 days after the Closing. A copy the Asset Purchase Agreement is appended hereto.

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 2.02 - Results of Operations and Financial Condition, and Item 7.01 - Regulation FD Disclosure:

      On January 7, 2008, Gulf Resources, Inc. issued a press release announcing that it had developed, and will in April 2008 be ready to commercialize, a new type of environmentally friendly oil field drilling fluid system. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      On January 8, 2008, Gulf Resources, Inc. issued a press release announcing its entry into an agreement to purchase substantially all of the assets of a bromine producer located in the Wei Fang City Hanting Area of the Peoples Republic of China. A copy of such press release is attached to this report as
Exhibit 99.2 and is incorporated herein by reference.

      On January 9, 2008, Gulf Resources, Inc. issued a press release providing a statement of financial guidance regarding its anticipated results for fiscal year 2008. A copy of such press release is attached to this report as Exhibit
99.3 and is incorporated herein by reference.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1            Asset Purchase Agreement

99.2 Press Release: Gulf Resources, Inc. Subsidiary to Commercialize New Environmentally Friendly Oil Fluid System

99.3 Press Release: Gulf Resources Announces Asset Purchase Agreement with Wei Fang City Hanting Area

99.4            PP Press Release: Gulf Resources Provides Calendar 2008
                Financial Guidance

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 11, 2008

                                                 GULF RESOURCES, INC.


                                                 By: /s/ Min Li
                                                     ---------------------------
                                                         Min Li,
                                                         Chief Financial Officer

                                  Exhibit Index


99.1            Asset Purchase Agreement

99.2 Press Release: Gulf Resources, Inc. Subsidiary to Commercialize New Environmentally Friendly Oil Fluid System

99.3 Press Release: Gulf Resources Announces Asset Purchase Agreement with Wei Fang City Hanting Area

99.4            PP Press Release: Gulf Resources Provides Calendar 2008
                Financial Guidance